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                                                                    Exhibit 10.9

                                AMENDMENT NO. 8

                                       to

                                     MASTER
                                LEASE AGREEMENT

                                    BETWEEN

                              JAMESON INNS, INC.,

                                   AS LESSOR,

                                      and

                           JAMESON HOSPITALITY, LLC,

                                   AS LESSEE

                       AMENDMENT DATED AS OF MAY 15, 2001

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END

                   AMENDMENT NO. 8 TO MASTER LEASE AGREEMENT

         THIS AMENDMENT NO. 8 TO MASTER LEASE AGREEMENT (hereinafter called "Lease"), made as of the first day of July, 1995, by and between Jameson Inns, Inc., a Georgia corporation (hereinafter called "Lessor"), and Jameson Hospitality, LLC, a Georgia limited liability company (hereinafter called "Lessee"), provides as follows:

                                   RECITALS:
                                   ---------

         The parties hereto entered into that certain Master Lease Agreement dated as of February 3, 1994 (the "Lease") covering the "Leased Property" as therein defined. The parties desire to amend the Lease in the manner hereinafter set forth.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements to be performed by them as provided hereby, and upon the terms and conditions hereinafter stated, does hereby amend the Lease in the manner and subject to the terms and conditions hereinafter set forth. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Lease.

         A.  AMENDMENT TO PROVISIONS DEFINING ROOM REVENUES

         Effective as of May 1, 2001, the definition of the term Room Revenues as set forth in Article II shall be amended and restated in its entirety so that it provides as follows:

         Room Revenues: Shall mean gross revenue from the rental of Rooms,
         -------------
whether to individuals, groups or transients, together with any fees collected for amenities including, but not limited to telephone, laundry, movies or concessions, but deducting therefrom excluding the following:

         (a) The amount of all credits, rebates or refunds to customers, guests or patrons;

         (b) All sales taxes or any other excise taxes imposed on the rental of such guest rooms; and

         (c) Revenues from the sale of any alcoholic beverages, if and to the extent prohibited by applicable law of the jurisdiction in which a particular Individual Leased Property is located;

         (d) All fees, commissions, charges and other payments made to travel agents, consortia, global distribution access providers in connection with the sale of Rooms;

         (e) Any surcharge assessed by the lessee to guests in connection with the rental of Rooms.

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END

and excluding therefrom the following:

              (i) Revenues from the sale of any alcoholic beverages, if and to the extent prohibited by applicable law of the jurisdiction in which a particular Individual Leased Property is located; and

              (ii) Any energy, telephone or other utility surcharge assessed by the lessee to guests in connection with the rental of Rooms.

         B.   CONTINUATION OF LEASE EXCEPT AS SPECIFICALLY AMENDED HEREBY

         Except as specifically amended and modified hereby, the terms and provisions of the Lease as heretofore in effect are hereby ratified and confirmed and remain in full force and effect.

                                           "LESSOR"

                                           JAMESON  INNS, INC.

Attest:                                    By: /s/ Craig R. Kitchin
                                               --------------------
                                               Craig R. Kitchin, President
 /s/ Steven A. Curlee
  Secretary
                                           JAMESON ALABAMA, INC.

                                           By: /s/ Craig R. Kitchin
                                               --------------------
                                               Craig R. Kitchin, President

                                           "LESSEE"

                                           JAMESON HOSPITALITY, LLC

                                           By: /s/ Thomas W. Kitchin
                                               ---------------------
                                               Thomas W. Kitchin, President

STATE OF GEORGIA     )
                     )  ss.
COUNTY OF DeKALB     )

         The foregoing instrument was acknowledged before me this 15th day of May, 2001, by Craig R. Kitchin as President of Jameson Inns, Inc..

                                      -2-

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END

                                               /s/ Kathryn Stockton
                                               --------------------
                                               Notary Public
My commission expires:
------------------------

STATE OF GEORGIA     )
                     )  ss.
COUNTY OF DeKALB     )

         The foregoing instrument was acknowledged before me this 15th day of May, 2001, by Craig R. Kitchin as President of Jameson Alabama, Inc..

                                               /s/ Kathryn Stockton
                                               --------------------
                                               Notary Public
My commission expires:

------------------------

STATE OF GEORGIA     )
                     )  ss.
COUNTY OF DeKALB     )

         The foregoing instrument was acknowledged before me this 15th day of May, 2001, by Thomas W. Kitchin, as President of Jameson Hospitality, LLC.

                                               /s/ Kathryn Stockton
                                               --------------------
                                               Notary Public

My commission expires:

---------------------

                                      -3-